SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2004
                                 (March 4, 2004)


                         AMERICAN RETIREMENT CORPORATION
             (Exact name of registrant as specified in its charter)






       Tennessee                    01-13031                   62-1674303
(State of Incorporation)       (Commission File No.)         (IRS Employer
                                                           Identification No.)







         111 Westwood Place, Suite 200
           Brentwood, Tennessee                         37027
     (Address of Principal Executive Office)          (Zip code)




    Registrant's telephone number, including area code: (615) 221-2250






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Item 9. Regulation FD Disclosure.

On March 4, 2004, American Retirement Corporation issued a press release announcing its fourth quarter and year-end 2003 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

On March 4, 2004, American Retirement Corporation issued a press release announcing its fourth quarter and year-end 2003 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN RETIREMENT CORPORATION

Date:  March 4, 2004                  By:     /s/ Bryan D. Richardson
                                         --------------------------------
                                      Name:   Bryan D. Richardson
                                      Title:  Executive Vice President and Chief
                                              Financial Officer




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                                 EXHIBIT INDEX


               No.            Exhibit

               99.1           Press Release dated March 4, 2004





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